SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                   FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2003


                              Data I/O Corporation
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State of other jurisdiction of incorporation)


             0-10394                                   91-0864123
     (Commission File Number)             (IRS Employer Identification No.)


                 10525 Willows Road N.E., Redmond, WA   98073-9746
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 881-6444

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                Page 1 of 2 Pages

Item 5.  Other Events

See the following press release:

Press release dated November 4, announcing the appointment of William Walker to the Board of Directors effective October 31, 2003.


                                                         FOR IMMEDIATE RELEASE


   Data I/O Announces the Appointment of William Walker to Board of Directors

Redmond, Washington (November 4, 2003) -- Data I/O(R) Corporation (NASDAQ: DAIO) today announced the appointment of William Walker to the Company's Board of Directors effective October 31, 2003.

Walker is currently the Chief Financial Officer (CFO) for Hi/fn, Inc., a public company located in Saratoga, California. Hi/fn is a leading global provider of advanced compression, encryption, authentication, and application recognition technologies used to speed up, secure, and identify data communication traffic across the Internet. Previously, he served as CFO for MMC Networks, Inc., a provider of semiconductor solutions for network switches; Zilog, Inc., a semiconductor company; and Gilbarco, Ltd. Europe, a petroleum equipment manufacturer; as well as financial management positions with Esso Europe and Exxon Co. USA.

"I am delighted that we have been able to attract Bill," said Paul Gary, Chairman of Data I/O Corporation. "His experience and knowledge of the semiconductor industry together with his skills as a financial expert make him a powerful addition to our board."

Walker is a Certified Public Accountant. He has a MBA in Finance from the University of Maryland and a BS in Economics from the University of Wisconsin.

He joins the Company's existing directors: Paul Gary, Fred Hume, Ed Lazowska, Dan DiLeo; Glen Ceiley and Steve Quist.

About Data I/O Corporation. Celebrating over 30 years of innovative leadership in the device programming industry, Data I/O Corporation provides manual and automated device programming systems that specifically address the requirements of engineering and manufacturing customers. The Company, which is publicly traded (NASDAQ: DAIO), is headquartered in Redmond, Wash., and has sales and service offices worldwide. The Company's worldwide web address is http://www.dataio.com.

For information please contact:
Joel Hatlen                Fred Hume                 Mimi Southwood
VP Finance/CFO             President/CEO             Marketing Programs Manager
+1-425-881-6444            +1-425-881-6444           +1-425-881-6444



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Data I/O Corporation

November 3, 2003           By /s/Joel S. Hatlen
                           Joel S. Hatlen
                           Vice President, Chief Financial Officer
                           Secretary and Treasurer


                           By /s/Frederick R. Hume
                           Frederick R. Hume
                           President, Chief Executive Officer